UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

China Botanic Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378
(Registrant’s telephone number, including area code)
___________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 6, 2012, the Board of Directors of China Botanic Pharmaceutical Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”) pursuant to the authority granted by Section 2 of Article V of the Company’s bylaws. The Amended and Restated Bylaws replace the Company’s current bylaws (“Old Bylaws”). The Company’s Board of Directors (the “Board”) believes the Amended and Restated Bylaws are in the best interests of the Company’s shareholders.

The following discussion briefly summarizes the significant, material differences between the Old Bylaws and the Amended and Restated Bylaws.

Removed Unnecessary Standard of Care Recitation

Section 1.B. and C. of Article II of the Old Bylaws recited the applicable standard of care and an exception thereto for directors of Nevada corporations. As such standard of care is applicable to all Nevada corporations under Section 78.138 of the Nevada Revised Statutes, its recitation in the Company’s bylaws is unnecessary. Accordingly, the Amended and Restated Bylaws do not contain such a provision. However, the adoption of the Amended and Restated Bylaws will not alter the directors’ fiduciary obligations to the Company.

Board Vacancies

Section 4 of Article II of the Old Bylaws require that vacancies on the Board of Directors resulting from the removal of a director by the vote or written consent of the shareholders, or by a court order, may be filled only by the vote of a majority of the shares entitled to vote. The Amended and Restated Bylaws allow vacancies, including those caused by shareholder or court order removal, to be filled by a majority of the remaining directors though less than a quorum, thereby allowing the Company to more timely and efficiently bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations.

Removal of Directors

Under the Old Bylaws, any director may be removed as provided in the Act. The Amended & Restated Bylaws specifically state that any director may be removed from office by the vote of holders of two-thirds (2/3) of the voting power of the Company.

Method of Delivery of Notice of Special Meetings of the Board

Under Section 9 of Article II of the Old Bylaws, notice of special meetings of the Board were to be delivered personally, by telephone, by mail or telegram to each director. Under the Amended and Restated Bylaws, notice of such meetings may be delivered in person or by telephone, mail, facsimile, electronic mail or by other means of electronic communication.

Time and Date of Annual Meeting of Shareholders

Section 2 of Article IV of the Old Bylaws set forth a specific time and date of the Annual Meeting of the Company’s shareholders. This specificity has been removed in the Amended and Restated Bylaws and, instead, the Amended and Restated Bylaws provide that the Annual Meeting shall be held at such time and place as is designated by the Board.

Authority to Call Special Meetings of the Shareholders

In Section 3 of Article IV of the Old Bylaws, special meetings of the shareholders were permitted to be called by the Board, the Chairman of the Board, the President or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. In the Amended and Restated Bylaws, such special meetings may be called by the Board, the Chairman of the Board, the Chief Executive Officer, the President or by two directors.

Notice of Shareholders’ Meetings

Section 4 of Article IV of the Old Bylaws provides that a notice of any shareholders’ meeting shall be given personally, by mail or by other means of written communication. The Amended and Restated Bylaws provide that such notice may be in writing and delivered personally or mailed or may be given to shareholders by means of electronic transmission as permitted by law.

Procedures for Nomination of Directors and Conducting Business at the Annual and Special Meetings of Shareholders

The Amended and Restated Bylaws include new Sections 14, 15, 16 and 17 of Article III, which set forth certain procedures for nominating directors and conducting business and the Annual Meeting of the shareholders and any special meeting of the shareholders.

Capital Stock

The Amended and Restated Bylaws include new Article V, which provides for certain procedures applicable to the issuance, transfer and record-keeping of the Company’s capital stock.

Indemnification

The Amended and Restated Bylaws include new Article VII, which provides additional detail with respect to the Company’s mandatory and discretionary indemnification procedures, determination of applicability of such procedures, insurance for directors, officers and certain other individuals and certain procedures with respect to contracts involving interested directors or officers.

The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein. The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached hereto as Exhibit 3.1, and incorporated herein by this reference.

Item 5.08                      Shareholder Director Nominations

On January 6, 2012, the Company’s Board of Directors approved to hold its annual meeting of shareholders on April 10, 2012.

Pursuant to our Amended and Restated Bylaws, nominations of persons for election to the Company’s Board of Directors may be made at a meeting of shareholders at which directors are to be elected only (i) by or at the direction of the board of directors, or (ii) by any shareholder who complies with applicable laws and regulations promulgated under the Securities Exchange Act of 1934, as amended, and was a beneficial owner of shares of the Company at the time of giving the notice and entitled to vote for the election of directors at the annual meeting. Such nominations by our shareholders shall be made by timely notice in writing to the secretary of the Company. Please note that the proposed annual meeting has changed by more than 30 days from the anniversary date of the Company last annual meeting of the shareholders. To be timely, notice by the shareholder must be so received by the Company not later than the close of business on the 10th day following the filing of this Form 8-K, or January 20, 2012.

Item 7.01                      Regulation FD Disclosure

On January 6, 2012, the Company’s Board of Directors approved to hold its next annual meeting of shareholders on April 10, 2012.

Section 9 – Exhibits

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                                Description

3.1	Amended and Restated Bylaws of China Botanic Pharmaceutical Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    China Botanic Pharmaceutical Inc.
                     a Nevada Corporation

Dated: January 9, 2012                                                     /s/ Shaoming Li
                     Shaoming Li
                                    Chief Executive Officer